                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 11, 2000


                             KALAN GOLD CORPORATION
             (Exact name of registrant as specified in its chapter)


       COLORADO                         0-25658                 84-1357927
(State or other jurisdiction          (Commission             (IRS Employer
   of incorporation)                  File Number)           Identification No.)


                    Suite 11.02, 11th Floor, No. 1 Jalan 19/3
                     46300 Petaling Jaya, Selangor, Malaysia
                    (Address of principal executive offices)


       Registrant's telephone number, including area code 011 603 756-7026

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Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  On August 11, 2000, Arthur Andersen & Co, the Registrant's independent public accountants for the Registrant's last fiscal year ended December 31, 1999, resigned.

                  On August 11, 2000, the Registrant engaged the accounting firm of CH Yap & Co as the Registrant's independent public accountants to replace the firm of Arthur Andersen & Co. This change of independent accountants was approved by the Board of Directors of the Registrant.

                  Arthur Andersen & Co's report dated June 28, 2000 on the Registrant's financial statements for the year ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that its report included a paragraph relating to the Registrant's ability to continue as a going concern. There were no disagreements with Arthur Andersen & Co. during such fiscal year or the subsequent interim period on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, to the extent not resolved to the satisfaction of Arthur Andersen & Co., would have caused that firm to make reference in connection with its reports to the subject matter of the disagreement or any reportable event.

                  At the conclusion of its audit of the Registrant's financial statements for the year ended December 31, 1999, Arthur Andersen & Co. provided a letter to the Registrant which described a material weakness in the Registrant's internal control structure. Specifically, Arthur Andersen & Co. recommended that the Registrant acquire additional expertise with respect to generally accepted accounting principles in the United States and the reporting requirements of the United States Securities and Exchange Commission. Arthur Andersen & Co. further informed the Registrant that this matter was considered by Arthur Andersen & Co. during its audit and it does not modify the opinion expressed in Arthur Andersen & Co.'s auditor's reports dated May 15, 2000 and June 28, 2000. There were no other reportable events.

                  The Registrant is in the process of reviewing its policies and procedures over accounting and reporting with a view to addressing the concerns raised by Arthur Andersen & Co.

                  The Registrant has requested that Arthur Andersen & Co. furnish it with a letter addressed to the Commission stating whether it agrees with the above statement. A copy of such letter, dated August 15, 2000, is filed as Exhibit 16 to this Form 8-K. The Registrant has also provided CH Yap & Co. with a copy of this report prior to its filing with the Commission. CH Yap & Co had no additional information or comments to address to the Commission in response to this item.

Item 5.   OTHER EVENTS.

                  Paddie Bowie and Charles Pollard resigned from their positions as directors of the Registrant on August 5, 2000 and August 14, 2000, respectively.

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Item 7 (c).  EXHIBITS



         NUMBER   EXHIBIT
         ------   -------
         16       Letter of Registrant's independent public accountants, Arthur Andersen & Co.



















                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   KALAN GOLD CORPORATION
                                        (Registrant)




Date:  August 15, 2000             By:  /s/ PATRICK SOON-HOCK LIM
                                        ----------------------------------------
                                        Patrick Soon-Hock Lim
                                        President and Chief Executive Officer